UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 3, 2015, Post Properties, Inc. (the “Company”) held its annual meeting of shareholders. At the annual meeting, the Company’s shareholders (i) elected the eight directors nominated by the Board of Directors and listed below for a one-year term, (ii) voted to approve, on an advisory basis, executive compensation and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2015. The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1 - Election of directors

Nominees	For	Withheld	Non-Votes
Robert C. Goddard, III	48,661,967.90	340,384.52	1,764,568
David P. Stockert	48,755,043.70	247,308.73	1,764,568
Herschel M. Bloom	48,644,006.90	358,345.52	1,764,568
Walter M. Deriso, Jr.	48,351,471.90	650,880.52	1,764,568
Russell R. French	48,365,330.90	637,021.52	1,764,568
Toni Jennings	48,614,450.39	387,902.04	1,764,568
Ronald de Waal	48,662,310.28	340,042.14	1,764,568
Donald C. Wood	48,908,190.90	94,161.52	1,764,568

Proposal 2 - Advisory vote on executive compensation

For	Against	Abstain	Non-Votes
43,926,727.83	5,011,192.04	64,432.55	1,764,568

Proposal 3 - Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants for 2015

For	Against	Abstain
49,747,694.70	1,010,188.73	9,037.00

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2015, the Board of Directors of the Company appointed Mr. John F. Morgan to the Board of Directors. Mr. Morgan, 68, is the owner and manager of Morgan Timber, LLC, a private timberland and real estate management services company, and South Coast Commercial, LLC, a real estate investment firm. Mr. Morgan serves as the non-executive chairman of the board of directors of Plum Creek Timber Company, Inc., a publicly-traded real estate investment trust, and chairs the board of trustees of Emory University.

There are no arrangements between Mr. Morgan and any other person pursuant to which Mr. Morgan was selected as a director. Mr. Morgan has also been appointed to serve on the Audit Committee and the Nominating and Corporate Governance Committee. A copy of a press release announcing the appointment of Mr. Morgan is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In connection with his service on the Board of Directors, Mr. Morgan will enter into an Indemnification Agreement with the Company, a form of which was previously filed as Exhibit 10.2 to the Company’s Form 8-K filed on October 22, 2008.

On June 3, 2015, the Company also announced that Herschel M. Bloom will retire from the Board of Directors when his term expires on the date of the 2016 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated June 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2015

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2015

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer